                                   SUPPLEMENT
                            DATED NOVEMBER 13, 2006
                                     TO THE
                  CLASS IA SHARES PROSPECTUS DATED MAY 1, 2006
                  CLASS IB SHARES PROSPECTUS DATED MAY 1, 2006
       CLASS IA SHARES (INVESTMENT OPTIONS WITHIN UNION SECURITY VARIABLE
                    ANNUITIES) PROSPECTUS DATED MAY 1, 2006
     CLASS IA SHARES (DIRECTOR MULTI MANAGER) PROSPECTUS DATED MAY 1, 2006 CLASS IA SHARES (PREMIER SOLUTIONS SERIES II) PROSPECTUS DATED MAY 1, 2006
                             FOR HARTFORD HLS FUNDS

The Prospectuses referenced above are revised as follows effective November 13, 2006:

HARTFORD SMALLCAP GROWTH HLS FUND

ADDITION OF HARTFORD INVESTMENT MANAGEMENT COMPANY AS SUB-ADVISER TO HARTFORD SMALLCAP GROWTH HLS FUND

At a Special Meeting of Shareholders held on October 24, 2006, shareholders of Hartford SmallCap Growth HLS Fund (the "Fund") approved a sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management will serve as an additional sub-adviser to the Fund and manage a portion of the Fund's assets.

(a) In the section entitled "Principal Investment Strategy", paragraphs two, three and four are deleted and replaced with the following:

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HL Investment Advisors. As the investment manager, HL Investment Advisors is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HL Investment Advisors has selected two different asset managers for the day-to-day portfolio management of the fund:
Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In order to achieve the fund's goal of maximizing short- and long-term capital appreciation, Wellington Management constructs the fund's portfolio stock by stock, an investment approach Wellington Management refers to as "bottom-up." In constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. Under Wellington Management, the fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

(b) In the section entitled "Main Risks", the references to "Wellington Management" are replaced throughout the entire section with the term "the sub-adviser."

(c) In the section entitled "Main Risks" following the last full paragraph, the following paragraph is added:

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

(d) In the section entitled "Past Performance" in the second full paragraph, the last sentence in the paragraph is deleted and replaced with the following:

"The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund."

(e) In the section entitled "Past Performance" after the last full paragraph, the following paragraph is added:

Hartford Investment Management became a sub-adviser effective November 2006.

(f) The section entitled "Sub-Adviser" is renamed "Sub-Advisers" and the words "Hartford Investment Management" is inserted immediately before Wellington Management in the same section.

(g) In the section entitled "Portfolio Managers", the following disclosure has been added immediately preceding the information for David J. Elliott:

     Hugh Whelan

       -   Executive Vice President of Hartford Investment Management since 2005

       -   Portfolio manager of the fund since November 2006

       - From 2001 until joining Hartford Investment Management Mr. Whelan was an investment professional at ING

(h) In the section entitled "Investment Strategies and Investment Matters" under the sub-heading "Consequences of Portfolio Trading Practices", the "SmallCap Growth HLS Fund" is hereby added to the list of funds that may have relatively high portfolio turnover.

(i) In the section entitled "Management of the Funds" under the sub-heading "The Investment Sub-Advisers" immediately following the last paragraph, the following paragraph is added:

At a Special Meeting of Shareholders held on October 24, 2006, shareholders of Hartford SmallCap Growth HLS Fund approved a sub-advisory agreement between HL Advisors and Hartford Investment Management Company, to take effect on or about November 13, 2006, pursuant to which Hartford Investment Management serves as an additional sub-adviser to Hartford SmallCap Growth HLS Fund. As a result, Hartford SmallCap Growth HLS Fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among Hartford Investment Management and Wellington Management.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.